First Charter Corporation Tuesday, January 14, 2003 / Conference Call 2002 Report Discussion of Strategic Plans

Forward Looking Statements 2 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; and (9) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.firstcharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

2002 Highlights Increase (Decrease) Net Income 2002 Diluted EPS Return on Assets Return on Equity Risk Based Capital Ratio Number of DDAs Number of Households 1.30 1.13% 12.13% 90,823 121,672 16.07% 1.12 1.14% (0.01) 11.03% 1.10 $35,325 $39,803 12.68% ($ in thousands) 2001 13.99% 12.57% 3 86,226 118,866 4,597 (1.42) 2,806 Equity to Asset Ratio 9.28% 8.67% (0.61)

2002 Accomplishments 16% growth in EPS 14% growth in Loans* 7% growth in Deposits 30% growth in Service Charges 31% growth in Brokerage Revenue 14% growth in Insurance Revenue 4 *Excluding loans held for sale at year end, our loan growth was 6.4%

NOISE 5 Gains on Sale of Securities: $11.5 Million $250 Million Bond Restructuring Covered Call Writing Callable Bonds Equity Sales Fund $70 Million of BOLI Recognized Equity Method Losses: ($5.8 Million) Refinanced $100 Million FHLB Advances: ($3.3 Million) Extended Maturities Lowered Rates

Credit Risk Overview 6

Loan Portfolio Composition % Secured = 97.36% 7 *Excludes loans held for sale

Loan Portfolio Detail 97.7% Secured $179M Average Loan Size 8 89% Secured $15M Average Loan Size Excludes loans held for sale Commercial Loans 60% of Total Loans Retail Loans 40% of Total Loans

1997 1998 1999 2000 2001 2002 9687 10148 14028 27017 23976 26467 4520 3863 2262 2989 8049 10278 NPL OREO Non-performing Assets 9 Excludes loans held for sale

Non-performing Loans by Size Number of Credits 10 Total Dollar O/S Excludes loans held for sale

Non-performing Loans by Size Number of Credits 11 Total Dollar O/S Excludes loans held for sale 65%

Loan Loss Reserve & Charge-off Ratios 1997 1998 1999 2000 2001 2002 127 117 127 132 133 131 15 14 10 20 33 29 ALLL/Gross Loans Net Charge-Off 0.14% 12 Excludes loans held for sale

Asset Quality Standards Actual Long-Term 12/31/02 Target 13 Excludes loans held for sale

Asset Quality Standards Actual Long-Term 12/31/02 Target 14 Excludes loans held for sale

Asset Quality Standards Actual Long-Term 12/31/02 Target 15 Excludes loans held for sale

Asset Quality Standards Actual Long-Term 12/31/02 Target 16 Excludes loans held for sale

Strategic Plan Capitalize on our Dynamic Market Execute our Community Banking Strategy 17

Dynamic Markets 18

Dynamic Markets Charlotte, North Carolina SMA 25th Largest City in the United States Strong, diversified economy Over 15,000-middle market businesses Highly concentrated foot print First Charter has a 6-percent market share of deposits-- 19

Dynamic Markets Charlotte, North Carolina SMA 25th Largest City in the United States Strong, diversified economy Over 15,000-middle market businesses Highly concentrated foot print First Charter has a 6-percent market share of deposits-- 94 percent of the market does not bank with us yet 20

Dynamic Markets Charlotte MSA 21 United States

Dynamic Markets Charlotte MSA 22 United States

To Help Our Clients Achieve Their Dreams . . . Our Purpose 23

To Help Our Clients Achieve Their Dreams . . . ....By taking a Personal Interest in Our Clients & Developing a Relationship with them Our Purpose 24

First Charter's Core Strategy Relationship Banking Customer Satisfaction 25

A Relationship Strategy 26

A Relationship Strategy Having a Personal Relationship with an Individual 27

A Relationship Strategy Having a Personal Relationship with an Individual Consumers 28

A Relationship Strategy Having a Personal Relationship with an Individual Closely-Held Businesses Consumers 29

A Relationship Strategy Having a Personal Relationship with an Individual Closely-Held Businesses Consumers Community Banking 30

Community Banking Strategy Checking Account Marketing Strategy ExSEL Strategy Pro-Active Marketing Strategy Wealth Management Strategy Cash Management Strategy "Expect More" Service Strategy Mortgage Strategy Credit Risk Strategy 31 Insurance Strategy

Community Banking Strategy ExSEL Strategy Pro-Active Marketing Strategy Wealth Management Strategy Cash Management Strategy "Expect More" Service Strategy Mortgage Strategy Credit Risk Strategy 32 Insurance Strategy Checking Account Marketing Strategy

Community Banking Strategy ExSEL Strategy Pro-Active Marketing Strategy Wealth Management Strategy Cash Management Strategy "Expect More" Service Strategy Mortgage Strategy Credit Risk Strategy 33 Insurance Strategy Checking Account Marketing Strategy

Community Banking Strategy ExSEL Strategy Pro-Active Marketing Strategy Wealth Management Strategy Cash Management Strategy "Expect More" Service Strategy Mortgage Strategy Credit Risk Strategy 34 Insurance Strategy Checking Account Marketing Strategy

3Q/01 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 70 72 74 75 79 83 Focus on "Expect More" Service Strategy Percent of Clients ("Very Satisfied") 35

Focus on ExSEL Sales Strategy Sales meetings every Monday morning All new customers profiled at account opening Most profitable current clients profiled semi-annually Reward and recognition tied to sales activities and results Core customer cross-sell ratio 4.01 and climbing 36

Recent Success of our Community Banking Strategy 1999 2000 2001 2002 20 60 100 115 Net Consumer Loan Growth (millions) 37

Recent Success of Our Community Banking Strategy CheckGuard introduced November 2001 - Service Charge Income up 30% ($4.4 Million) in 2002 Insurance Revenue up 14% in 2002 Brokerage Revenue up 31% in 2002 Fee Income Growth 38

Premise: To Be Highly Successful We Must Attract More Consumers and Closely Held Businesses to First Charter 39

CHecking Account Marketing Plan: CHAMP Launched October 18, 2002 40

Totally Free Checking 41

Nov. Dec. Jan. Feb. Mar. Apr. May June July Aug. Sept. Oct. Nov. Dec. 946 878 1172 1216 1296 1104 1394 1748 1249 1217 1060 2707 2310 2386 CHAMP Results New Checking Accounts (November 2001 - December 2002) CHAMP 42

CHAMP Goal: 40,000 New DDAs in 2003 43

CHAMP: Disciplined Checking Account Acquisition Strategy--Research indicates that 20 percent of checking account customers are considering changing banks at any given time. Philosophy Product Promotion Merchandising Training Tracking & Reporting CHAMP 44

The Big Payoff Checking account marketing is strategic: - Competing on service and location, not rate. - Owning customers and having a right of first refusal for all their financial needs instead of just renting some money. The value of the other accounts and loans we acquire from our new checking customers exceeds the value of the checking account. 45

Continue Pro-Active Marketing Initiatives for Additional Services More Mortgages More Insurance More Wealth Management More Consumer Loans More Core Deposits More Business Loans 46

New Initiatives to Support a High Performance Community Banking Strategy Platform Systems Product Development Online Teller Deposit & Customer Service Consumer Loan New Financial Centers Small Business CHAMP Maximum Performance Money Market Mint Hill Birkdale Triangle 47

2003 Key Growth Goals 48

Strategic Plan 2003 *Core Growth, assumes no mergers 49 ($ in thousands) ($ in thousands) ($ in thousands)

Guidance 50 Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 5% - Deposit growth 2% Income Statement - Net interest income growth 5% - Stable provision for loan losses - Non-interest income decrease of 17% from fourth quarter - Non-interest expense decline of 7% from fourth quarter - Tax rate of 30% - Net income of $0.32 - $0.35 per share First Quarter 2003

Guidance 51 Assumptions - Stable Interest Rates - Continue Share Repurchase Balance Sheet - Loan growth 12% - Deposit growth 10% Income Statement - Net interest income growth 8% - Stable provision for loan losses - Non-interest income increase of 9% - Non-interest expense increase of 5% - Tax rate of 30% - Net income of $1.43 - $1.45 per share 2003 Annual

"Expect More From Us" 52